UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 1, 2012
Date of report (date of earliest event reported)

Raymond James Financial, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-9109	59-1517485
(Commission File Number)	(IRS Employer Identification No.)

880 Carillon Parkway St. Petersburg, FL 33716
(Address of Principal Executive Offices)  (Zip Code)

(727) 567-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

During the Analyst Day Presentations held on May 1, 2012 at the Company’s headquarters in St. Petersburg, Florida, the following information was disclosed:

Raymond James & Associates (“RJA”) Private Client Group metrics

•	Home Office Visits are near record levels – 148 visits for fiscal 2012 year to date versus 87 visits for fiscal 2011 year to date.

•
RJA had record revenues for 3/31/12 quarter - $192.7 million versus $177.7 for the previous quarter, per internal management reports.  Annualized fiscal year 2012 $740 million versus $712 million fiscal 2011, per internal management reports.

•	RJA had record total client assets - $97.4 billion as of 3/31/12, versus $85.1 billion as of 9/30/11 and $81.6 billion as of 9/30/10.

•	RJA had fee-based client assets - $26.1 billion as of 3/31/12, versus $21.9 billion as of 9/30/11 and $19.7 billion as of 9/30/10.

•	RJA average FA trailing 12 months production - $546 thousand as of 3/31/12, versus $543 thousand as of 9/30/11 and $474 thousand as of 9/30/10.

•	Morgan Keegan average FA trailing 12 months production - $485 thousand as of 3/31/12.

•	RJA average assets per FA - $77.5 million as of 3/31/12, versus $69 million as of 9/30/11 and $68 million as of 9/30/10.

•	Combined PCG Client Assets (Raymond James and Morgan Keegan) as of 3/31/12 exceed $350 billion.

Asset Management

Eagle Asset Management disclosed that they continue to identify possible asset management targets, currently focusing on large cap, domestic managers with approximately $5 billion in assets under management.  Although they hope to negotiate, document and close a deal by the end of the calendar year, they can give no assurance that will occur.

Combined Morgan Keegan and Raymond James information

Certain charts showing the combined Morgan Keegan and Raymond James entities are historic and were not updated to reflect 3/31/12 numbers.  The slide presentation is being updated to indicate the historical dates and will be posted on our website and can be found on raymondjames.com under “About our Company, Investor Relations, Presentations and Webcasts.”

The information furnished herein, is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYMOND JAMES FINANCIAL, INC.

Date: May 2, 2012	By:	/s/ Jeffrey P. Julien
Jeffrey P. Julien
Executive Vice President – Finance,
Chief Financial Officer and Treasurer